SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2000


                               SITEK, INCORPORATED
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            (Exact name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                33-28417                                95-4585824
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         (Commission File Number)           (I.R.S. Employer Identification No.)


  1817 WEST 4TH STREET, TEMPE, ARIZONA                    85281
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(Address of Principal Executive Offices)                (Zip Code)


                                 (602) 921-8555
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4: CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     1. On May 2, 2000, Sitek, Incorporated dismissed its current accountants, McGladrey & Pullen, LLP, and hired Deloitte & Touche, LLP, effective immediately.

     2. The auditor's reports from McGladrey & Pullen, LLP for the Company's past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. McGladrey & Pullen became the Company's auditors beginning for the fiscal year ending December 31, 1999.

     3. The decision to engage Deloitte & Touche, LLP was approved by the audit committee and the Board of Directors.

     4. During the Company's most recent fiscal year and the subsequent interim period preceding the change, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     5. The Company has requested McGladrey & Pullen, LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter will be included in an exhibit to this Form 8-K by amendment.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SITEK, Incorporated
                                        (Registrant)


Date: May 9, 2000                       By: /s/ David A. Bays
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                                            David A. Bays
                                            Vice-President and Chief
                                            Financial Officer